================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported) November 18, 2004



                              K&F INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                   33-29035                   34-1614845
-------------------------   ---------------------    ---------------------------
    (State or other               (Commission              (I.R.S. Employer
    jurisdiction of              File Number)            Identification No.)
    incorporation or
     organization)


          600 THIRD AVENUE, NEW YORK, NY                   10016
        ------------------------------------            ------------
         (Address of principal executive                 (Zip code)
                     offices)


                                 (212) 297-0900
                        ---------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                        ---------------------------------
                          (Former name, former address
             and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

================================================================================

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Items 5.01 and 8.01 below.

ITEM 5.01.    CHANGES IN CONTROL OF REGISTRANT.

Effective November 18, 2004, an affiliate of Aurora Capital Group, a Los Angeles-based private investment firm, acquired (the "Acquisition") K&F Industries, Inc., a Delaware corporation (the "Company"), pursuant to a Stock Purchase Agreement, dated October 15, 2004 (the "Agreement") by and among K&F Parent, Inc. (formerly AAKF Acquisition, Inc.), a Delaware corporation ("K&F Parent"), the Company and the Company's stockholders. The Agreement is filed as
Exhibit 2.1 hereto, and is incorporated herein by reference. K&F Parent was the indirect parent company of K&F Acquisition, Inc., a Delaware corporation ("K&F Acquisition"). The rights and obligations of K&F Parent under the Agreement were assigned to K&F Acquisition prior to the completion of the Acquisition. Following the completion of the Acquisition, K&F Acquisition was merged with and into the Company, with the Company remaining as the surviving corporation (the "Merger").

Aurora Capital financed the Acquisition, including Acquisition related costs, and refinanced the Company's existing debt through the issuance of Notes (as defined below), the issuance of preferred and common equity of K&F Parent, and borrowings under the New Credit Facility (as defined below). Following the Merger, the Company is a party to and bears responsibility for the obligations under the Notes and the New Credit Facility.

On November 18, 2004, Aurora Capital and the Company jointly issued a press release announcing the completion of the Acquisition. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

ITEM 8.01.   OTHER EVENTS.

K&F Acquisition completed the offering of $315,000,000 aggregate principal amount of 7-3/4% Senior Subordinated Notes due 2014 (the "Notes") on November 18, 2004, concurrent with the closing of the Acquisition. The Notes were offered in a private placement to eligible purchasers pursuant to Regulation D, Rule 144A and Regulation S under the Securities Act of 1933. The Indenture relating to the Notes is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

K&F Acquisition also entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the initial purchasers of the Notes granting customary rights to such purchasers. The Registration Rights Agreement is filed as Exhibit 4.2 hereto, and is incorporated herein by reference. Following the Merger, the Company is a party to and bears responsibility for the obligations under the Registration Rights Agreement.

Also, on November 18, 2004, the $530,000,000 credit facility (the "New Credit Facility") among K&F Acquisition, Lehman Commercial Paper, Inc. and certain other financial institutions became effective. The New Credit Facility replaces K&F Industries prior credit facility. The New Credit Facility is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

 EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT
 --------------     ------------------------------------------------------------
      2.1           Stock Purchase Agreement, dated as of October 15, 2004,
                    entered into by and among K&F Parent, Inc. (formerly AAKF
                    Acquisition, Inc.) K&F Industries, Inc. and the stockholders of K&F Industries.

      4.1 Indenture, dated as of November 18, 2004 between K&F Acquisition, Inc., and U.S. Bank National Association.

      4.2 Registration Rights Agreement, dated as of November 18, 2004 by and among K&F Acquisition, Lehman Brothers Inc., Goldman, Sachs & Co., Citigroup Global Markets Inc., and J.P. Morgan Securities Inc.

      10.1 Credit Agreement, dated as of November 18, 2004, among K&F Intermediate Holdco, Inc., a Delaware corporation, K&F Acquisition, Inc., a Delaware corporation as Borrower, the several banks and other financial institutions or entities from time to time parties to this Agreement as the Lenders, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as Advisors, J.P. Morgan Securities Inc., as Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc., as Co-Documentation Agents and Lehman Commercial Paper Inc., as Administrative Agent.

      99.1          Press Release issued November 18, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     K&F INDUSTRIES, INC.

Date:  November 22, 2004             By: /s/ Ronald H. Kisner
                                         ---------------------------------------
                                         EXECUTIVE VICE PRESIDENT

                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION
-------    ---------------------------------------------------------------------
  2.1 Stock Purchase Agreement, dated as of October 15, 2004, entered into by and among K&F Parent, Inc. (formerly AAKF Acquisition, Inc.) K&F Industries, Inc. and the stockholders of K&F Industries.

  4.1 Indenture, dated as of November 18, 2004 between K&F Acquisition, Inc., and U.S. Bank National Association.

  4.2 Registration Rights Agreement, dated as of November 18, 2004 by and among K&F Acquisition, Lehman Brothers Inc., Goldman, Sachs & Co., Citigroup Global Markets Inc., and J.P. Morgan Securities Inc.

 10.1 Credit Agreement, dated as of November 18, 2004, among K&F Intermediate Holdco, Inc., a Delaware corporation, K&F Acquisition, Inc., a Delaware corporation as Borrower, the several banks and other financial institutions or entities from time to time parties to this Agreement as the Lenders, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as Advisors, J.P. Morgan Securities Inc., as Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup Global Markets Inc., as Co-Documentation Agents and Lehman Commercial Paper Inc., as Administrative Agent.

 99.1      Press Release issued November 18, 2004.